UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2012 (January 23, 2012)

Eastman Kodak Company

(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York		14650
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Pursuant to Item 7.01 of Form 8-K, Eastman Kodak Company (the “Company”) is furnishing slides from a Public Lender Presentation (the “Lender Presentation”) and a Business Segment Review (the “Business Segment Review” and, together with the Lender Presentation, the “Presentations”) which were released by the Company’s management on January 23, 2012 to potential lenders in connection with the syndication of the facilities under the Company’s Debtor-In-Possession Credit Agreement dated as of January 20, 2012. Attached as Exhibit 99.1 to this report are the slides from the Lender Presentation and attached as Exhibit 99.2 to this report are the slides from the Business Segment Review.

On January 23, 2012, the Company issued a press release (the “Press Release”) announcing that it had posted the Presentations on the Investor Relations section of its Company website (www.kodak.com) and its reorganizational information website (www.kodaktransforms.com). A copy of the Press Release is attached as Exhibit 99.3 and, with respect to the portion relating to the Presentations, is incorporated by reference in this Item 7.01.

This information, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 (with respect to the portion related to the Presentations) are being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. This information, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 (with respect to the portion related to the Presentations) will not be deemed an admission as to the materiality of any information herein, in Exhibit 99.1, in Exhibit 99.2, nor in Exhibit 99.3 (with respect to the portion related to the Presentations).

Item 8.01.	Other Events.

Among other things, the slides in the Lender Presentation reflect the retention of James A. Mesterharm of AlixPartners LLP as Chief Restructuring Officer as of January 23, 2012, replacing Dominic DiNapoli in that role. The scope of the Chief Restructuring Officer’s duties, and his reporting duties, will not change in connection with Mr. Mesterharm’s appointment. The change does not reflect any disagreement or difference of opinion between Mr. DiNapoli and the Company. AlixPartners will be the Company’s restructuring adviser during the reorganization process, leveraging AlixPartners’ knowledge of the Company based on its preexisting operational enhancement advisory engagement with the Company over the past several months.

The portion of the Press Release relating to the retention of Mr. Mesterharm and AlixPartners is incorporated by reference in this Item 8.01.

This report on Form 8–K, including the exhibits attached hereto, includes “forward–looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward–looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, liquidity, cash flows, capital expenditures, financing needs, plans or business trends, and other information that is not historical information. When used in this report on Form 8–K, including the exhibit attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward–looking statements. All forward–looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent annual report on Form 10–K under Item 1A of Part 1, in the Company’s most recent quarterly report on Form 10–Q under Item 1A of Part II and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following: the ability of the Company to continue as a going concern, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases, the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases,

Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general, the length of time the Company will operate under the chapter 11 cases, risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization once such plans are developed, the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal costs related to the chapter 11 bankruptcy filing and other litigation, our ability to raise sufficient proceeds from the sale of non-core assets and the potential sale of our digital imaging patent portfolios within our plan, the Company’s ability to generate or raise cash and maintain a cash balance sufficient to fund continued investments, capital needs, restructuring payments and service its debt, the Company’s ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, suppliers and service providers, to maintain product reliability and quality, to effectively anticipate technology trends and develop and market new products, to retain key executives, managers and employees, our ability to successfully license and enforce our intellectual property rights and the ability of the Company’s non-US subsidiaries to continue to operate their businesses in the normal course and without court supervision. There may be other factors that may cause the Company’s actual results to differ materially from the forward–looking statements. All forward–looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8–K, and the date of the exhibit attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward–looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Slides from Public Lender Presentation

99.2	Slides from Business Segment Review

99.3	Press Release, dated January 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

Date: January 24, 2012

	By:	/s/ Antoinette McCorvey
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slides from Public Lender Presentation

99.2	Slides from Business Segment Review

99.3	Press Release, dated January 23, 2012

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